Scudder
New York
Tax Free Money Fund


Scudder
New York
Tax Free Fund


Semiannual Report
September 30, 1997

Pure No-Load(TM) Funds

For investors seeking triple-tax-free income exempt from New York state and New York City personal income taxes and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.



SCUDDER                             (logo)

                                Table of Contents

   2  In Brief

   3  Letter from the Funds' President

                                Scudder New York
                               Tax Free Money Fund

   6  Portfolio Management Discussion

  11  Investment Portfolio

  14  Financial Statements

  17  Financial Highlights

                                Scudder New York
                                  Tax Free Fund

   4  Performance Update

   5  Portfolio Summary

   7  Portfolio Management Discussion

  18  Investment Portfolio

  23  Financial Statements

  26  Financial Highlights


  10  Glossary of Investment Terms

  27  Notes to Financial Statements

  32  Officers and Trustees

  33  Investment Products and Services

  34  Scudder Solutions


                                    In Brief


                                Scudder New York
                               Tax Free Money Fund

o Scudder New York Tax Free Money Fund offered a seven-day effective yield of 3.29% on September 30, 1997, equivalent to a 5.85% taxable yield for investors in the top federal and state income tax brackets.

                                Scudder New York
                                  Tax Free Fund

o Scudder New York Tax Free Fund provided a 4.26% 30-day net annualized SEC yield on September 30, 1997. For shareholders subject to the 43.74% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 7.57%.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                        30-Day Net Annualized SEC Yield
                        on September 30, 1997

BAR CHART DATA:
                                          Taxable yield
                     Scudder New York     needed to equal
                     Tax Free Fund        the Fund's yield
                     -------------        ----------------

                         4.26%                7.57%


                    2 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                        Letter from the Funds' President

Dear Shareholders,

     We are pleased to report to you on Scudder New York Tax Free Fund's performance over its most recent semiannual period ended September 30, 1997. The Fund posted a 4.26% 30-day net annualized SEC yield as of September 30, equivalent to a taxable yield of 7.57% for investors in the top New York tax bracket. In addition, the Fund earned a total return of 7.29% for the six months ended September 30.

     Scudder New York Tax Free Money Fund posted a 5.85% tax equivalent yield based on the maximum federal and state tax rates at the close of the period. Please read the portfolio management discussions beginning on page 6 for more information.

     For those interested in other offerings from Scudder, we would like to take this opportunity to tell you about a recent addition to Scudder's family of funds -- Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire exposure to overseas equities but who wish to take a more conservative approach to international investing may appreciate the Fund's emphasis on the dividend paying stocks of established companies listed on foreign exchanges. For a complete listing of Scudder's mutual fund offerings, see page 33.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund. Page provides more information on how to contact Scudder. Thank you for choosing Scudder's New York Tax Free Funds to help meet your investment needs.

     Sincerely,

     /s/David S. Lee

     David S. Lee
     President,
     Scudder New York Tax Free Money Fund
     Scudder New York Tax Free Fund


                    3 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                     Performance Update as of September 30, 1997

-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
9/30/97         $10,000  Cumulative  Annual
-------------------------------------------
Scudder New York Tax Free Fund
Ticker Symbol:  SCYTX
-------------------------------------------
1 Year          $10,952     9.52%     9.52%
5 Year          $13,959    39.59%     6.90%
10 Year         $22,790   127.90%     8.59%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year          $10,904     9.04%     9.04%
5 Year          $14,140    41.40%     7.17%
10 Year         $23,182   131.82%     8.76%

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

   Scudder New York
    Tax Free Fund
Year           Amount
---------------------
'87           $10,000
'88           $11,236
'89           $12,242
'90           $12,697
'91           $14,589
'92           $16,326
'93           $18,725
'94           $17,809
'95           $19,755
'96           $20,809
'97           $22,790

Lehman Brothers Municipal
     Bond Index
Year           Amount
---------------------
'87           $10,000
'88           $11,296
'89           $12,227
'90           $13,113
'91           $14,842
'92           $16,395
'93           $18,484
'94           $18,033
'95           $20,051
'96           $21,260
'97           $23,182

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended September 30

                       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     --------------------------------------------------------------------------------
Net Asset Value      $10.52  $10.73  $10.36  $11.06  $11.36  $11.60  $10.10  $10.65  $10.68  $11.14
Income Dividends     $  .73  $  .71  $  .68  $  .66  $  .64  $  .58  $  .53  $  .52  $  .53  $  .52
Capital Gains and
Other Distributions  $   --  $   --  $  .09  $  .13  $  .32  $ .75   $  .44  $   --  $   --  $  .01
Fund Total
Return (%)            12.36    8.95    3.72   14.90   11.91   14.69   -4.89   10.92    5.34    9.52
Index Total
Return (%)            12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18    6.04    9.04

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                       4 - Scudder New York Tax Free Fund

                    Portfolio Summary as of September 30, 1997

-------------------------------
Diversification
-------------------------------
Core Cities/Lease           19%
Higher Education            11%
County General
 Obligation/Lease           11%
Water/Sewer Revenue         10%
State General Obligation     9%
Other General
 Obligation/Lease            8%
Hospital/Health              7%
Pollution Control/
 Industrial Development      6%
Sales/Special Tax            6%
Miscellaneous Municipal     13%
-------------------------------
                           100%
-------------------------------

The Fund continues to invest in
a broad selection of New York
municipal bonds, including
city-issued general obligation
or lease bonds, higher education
bonds, and county-issued general
obligation or lease bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Quality
------------------------------
AAA                        47%
AA                          8%
A                          13%
BBB                        19%
Not Rated                  13%
------------------------------
                          100%
------------------------------

Weighted average quality: AA

Overall portfolio quality remains
high, with over 65% of portfolio
securities rated A or better.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Effective Maturity
------------------------------
1-5 years                   5%
5-10 years                 45%
10-15 years                34%
Greater than 15 years      16%
------------------------------
                          100%
------------------------------

Weighted average effective maturity:
11.03 years

We continue to focus on the purchase
of noncallable bonds with maturities
of 15 years or less as a means of
locking in a substantial income
stream for the Fund over time.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's investment portfolio, see page 18.


                    5 - Scudder New York Tax Free Fund

                         Portfolio Management Discussion

                      Scudder New York Tax Free Money Fund

Dear Shareholders,

During the six-month period ended September 30, 1997, New York tax-free money market securities enjoyed a period of relative stability as the Federal Reserve stayed on the sidelines, refraining from raising interest rates. Continued low U.S. inflation and a lack of strong supply or demand pressure also contributed to the calm market environment. During this period, New York tax-exempt one-year notes offered the most attractive value, offering yields as high as any available nationally. Our strategy was to purchase New York tax-exempt one-year notes and balance them with shorter-term securities to lock in attractive yields without overextending the Fund's average maturity (55 days as of September 30, 1997).

The Fund's 7-day effective yield as of September 30 was 3.29%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.85% compounded taxable yield, higher than the 5.02% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance. The Fund provided a total return of 1.56% for the six month period ended September 30, assuming reinvestment of all income distributions, which totaled $0.015 per share during the most recent semiannual period.

Our continuing goal is to provide Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity.

Sincerely,

Your Portfolio Management Team

/s/Rebecca Wilson         /s/K. Sue Cote

Rebecca Wilson            K. Sue Cote


                    6 - Scudder New York Tax Free Money Fund

                         Portfolio Management Discussion
                         Scudder New York Tax Free Fund

Dear Shareholders,

For the six months ended September 30, 1997, Scudder New York Tax Free Fund posted a strong 7.29% total return as bonds continued to rack up solid gains. As some analysts proclaimed a "New Era" of noninflationary growth, the bond market inched its way upward, as any one statistical announcement that might imply a resurgence of inflation was met by two others that more than allayed such fears.

The Fund's 7.29% total return for the period consisted of a $0.51 increase in net asset value to $11.14, and income distributions of $0.26 per share. This return outpaced the 6.53% average of 96 similar funds tracked by Lipper over the six-month period. As shown in the chart below, the Fund's average annual total returns also exceeded the average return of its peer group for one-, three-, five-, and ten-year periods ended September 30, 1997.

On September 30, 1997, the Fund's 30-day net annualized SEC yield was 4.26%, equivalent to a taxable yield of 7.57% for shareholders subject to the 43.74% maximum combined state and federal income tax rate. The Fund's tax equivalent yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality.


           Consistently Exceeding the Averages
           (Average annual returns for periods ended September 30,
           1997)
           -------------------------------------------------------

                        Scudder      Lipper              Number
                        New York     average               of
                     Tax Free Fund   annual               Funds
           Period        return      return   Rank       tracked
           -------------------------------------------------------

           1 Year          9.52%      8.47%    10    of     92

           3 Years         8.57%      7.87%    17    of     69

           5 Years         6.90%      6.42%    13    of     44

           10 Years        8.59%      8.32%    13    of     27


           Past performance does not guarantee future results.


                                 New York Update

The State of New York finally passed a budget for its 1998 fiscal year on August 4, 1997, the State's thirteenth consecutive late budget. Despite the delay, New York continues to benefit from the strength of the local and national economies. As expected, the State finished its 1997 fiscal year with a General Fund surplus of $1.4 billion, or 4% of revenues. Higher than expected income tax revenues and lower than expected social service costs accounted for the surplus. New York used almost $900 million of the surplus to finance expenditures in the 1998 budget. The State's budget for its 1998 fiscal year projects General Fund expenditures to total $34.6 billion, a 5% increase over the previous year. New

                       7 - Scudder New York Tax Free Fund

York's ability to limit expenditure growth has helped to rein in previously anticipated budget gaps.

New York State's economy continues to grow at a modest rate, below that of the national economy. The State's unemployment rate through August was 6.5%, compared with the national average of 5%. Currently, the underlying strength of New York's economy is represented by the financial, insurance, and real estate sectors, though they make up only 9% of the State's employment market and are experiencing minimal job growth. In addition, financial companies on Wall Street have been reaping tremendous profits, resulting in higher salaries and even higher year-end bonuses for their employees. In 1996 the State's per capita income was $26,782, 18% higher than the national average.

The State's debt burden is high; its annual debt service obligation is over $2 billion per year, with debt per capita of $2,922, or 61% above the national average. Due to the size of the State's budget and its high wealth levels, however, we believe that the current and proposed debt burden is within the means of the State.

                  Intermediate Noncallable Bonds Still a Focus

As a means of locking in a substantial income stream for Scudder New York Tax Free Fund over time, we continue to focus on the purchase of noncallable bonds with maturities of 15 years or less. As of September 30, over 80% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add high yielding BBB-rated and non-rated bonds to the portfolio. Higher yielding bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 32% of its assets in bonds in these two categories as of the end of September. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.)

Overall portfolio quality remains high, with over 65% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of New York municipal bonds, including city-issued general obligation or lease bonds, higher education bonds, and county-issued general obligation or lease bonds.

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income as well as the best possible total return performance. Our long-term investment strategy focuses on four basic elements: (1) purchasing bonds with effective maturities of less than 20 years; (2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds, and (4) diversifying investments based on careful credit selection.

                                     Outlook

As a rising stock market continued to shatter records, the past six months also witnessed increased activity in the bond market, as large and small investors seeking additional diversification rebalanced their portfolios by adding bonds. Amid Federal Reserve Chairman Greenspan's warnings about wage pressures, the shrinking supply of labor, and the possible runout of the "peace dividend," it's

                       8 - Scudder New York Tax Free Fund
difficult to predict whether the Fed will continue to refrain from raising interest rates in the near future and whether the currently favorable economic and market conditions will prevail over the coming months. We do know, however, that yields and prices of municipal bonds are currently attractive compared with Treasuries, and that the continued low level of U.S. inflation -- aided by business' strong investment in technological advances as well as subdued economic activity in much of the rest of the world -- is a boon to investors.

Over the coming months we will continue our focus on bonds with favorable call structures as well as search for high yield bonds that meet our credit standards. We will also continue to purchase premium noncallable intermediate maturity bonds and to pay close attention to credit quality as we pursue double-tax-free income and competitive total return for Scudder New York Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Jeremy L. Ragus        /s/Donald C. Carleton

Jeremy L. Ragus           Donald C. Carleton



                       9 - Scudder New York Tax Free Fund

                          Glossary of Investment Terms


BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND      A municipal bond backed by the "full faith and
                             credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                    An overall increase in the prices of goods and
                             services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND               An interest-bearing debt security issued by a
                             state or local government entity.

NET ASSET VALUE (NAV)        The price per share of a mutual fund based on the
                             sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD     The level of yield a fully taxable instrument
                             would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD             The standard yield reference for bond funds, based
                             on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN                 The most common yardstick to measure the
                             performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.



(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                    10 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

            Investment Portfolio as of September 30, 1997 (Unaudited)

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)      Rating (b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
New York
Albany, NY, Industrial Development Authority, Davies Office Refurbishing,
  Series 1997,Weekly Demand Note, 4.15%, 2/01/17* ..............................  2,300,000          A1              2,300,000
Erie County, NY, Water Authority, Waterworks Revenue, Weekly Demand Bonds,
  4.05%, 12/01/16 (c)* .........................................................  2,000,000          A1+             2,000,000
Freeport Union Free School District, NY, Tax Anticipation Note, 4.25%, 6/29/98 .  1,500,000          SSC             1,502,678
Monroe County, NY, Industrial Development Agency, Office Building Associates,
  Series 1992, Weekly Demand Note, 4.05%, 10/01/00* ............................  1,499,000          P1              1,499,000
Municipal Assistance Corp. for the City of New York:
  4.5%, 7/01/98 ................................................................  1,500,000          AA              1,507,070
  Series K1, Weekly Demand Note, 4.05%, 7/01/08* ...............................  2,000,000          A1+             2,000,000
  Tax Exempt Commercial Paper, 3.55%, 10/24/97 .................................  1,500,000          VMIG1           1,500,000
Nassau County, NY, Bond Anticipation Note, Series 1997 C, 4.25%, 3/17/98 .......  1,500,000          MIG1            1,503,384
New York City, Tax Exempt Commercial Paper, General Obligation:
  3.7%, 10/15/97 ...............................................................  2,000,000          A1              2,000,000
  3.75%, 1/12/98 ...............................................................  2,400,000          A1+             2,400,000
  3.75%, 1/22/98 ...............................................................  1,000,000          A1+             1,000,000
New York City, Industrial Development Agency, Korean Airlines, Series 1997 A,
  Weekly Demand Note, 4.1%, 11/01/24* ..........................................  2,000,000          VMIG1           2,000,000
New York State, Tax Exempt Commercial Paper:
  3.55%, 11/18/97 ..............................................................  1,000,000          A1+             1,000,000
  3.7%, 12/11/97 ...............................................................  1,500,000          A1+             1,500,000
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center,
  Tax Exempt Commercial Paper, 3.75%, 11/10/97 .................................  1,500,000          A1+             1,500,000
New York State Energy Research and Development Authority:
  Daily Demand Note, 3.7%, 10/01/29* ...........................................    200,000          A1+               200,000
  PCR, Niagara Mohawk Power Co., Daily Demand Note, 4.1%, 7/01/27* .............    200,000          A1+               200,000
  Rochester Gas and Electric Company, Monthly Reset Bonds, 4.5%, 10/01/14* .....  1,000,000          SSC             1,000,000
New York State Environmental Facilities Corp., Tax Exempt Commercial Paper,
  3.7%, 11/18/97 ...............................................................  1,000,000          A1+             1,000,000
New York State Housing Finance Agency:
  Hospital for Special Surgery, Variable Rate Demand Bonds, 3.7%, 11/01/10* ....  2,200,000          VMIG1           2,200,000
  Housing Revenue Bonds, Liberty View Apartments Project, Weekly Demand Bond,
     3.75%, 11/01/05* ..........................................................  1,200,000          VMIG1           1,200,000
  Normandie Court 1 Housing Revenue, Variable Rate Demand Bond, 4%,
     5/15/15* ..................................................................  1,900,000          VMIG1           1,900,000

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder New York Tax Free Money Fund

                                                                                   Principal        Credit          Value ($)
                                                                                  Amount ($)      Rating (b)        (Note A)
------------------------------------------------------------------------------------------------------------------------------
New York State Job Development Authority:
  Monthly Reset Bonds, Series 1985 C, 3.75%, 3/01/00* ..........................    890,000          VMIG1             890,000
  Special Purpose:
   Series A1-42, Daily Demand Note, 4%, 3/01/05* ...............................    400,000          VMIG1             400,000
   Series B1-21, Daily Demand Note, 4%, 3/01/05* ...............................    500,000          VMIG1             500,000
  Variable Rate Demand Bond, Series F, 3.8%, 3/01/99* ..........................    590,000          VMIG1             590,000
New York State Local Government Assistance Corporation, Series 1993 A,
  Weekly Demand Note, 3.95%, 4/01/22* ..........................................  1,000,000          VMIG1           1,000,000
New York State Medical Care Facilities, Finance Agency, Children's Hospital of
  Buffalo, Variable Rate Weekly Demand Bond, 4%, 11/01/05* .....................  2,500,000          VMIG1           2,500,000
New York State Pollution Control Revenue, Orange & Rockland Energy Research and
  Development Project, Weekly Demand Notes, 4.05%, 10/01/14* ...................  2,100,000          VMIG1           2,100,000
Onondaga County, NY, Industrial Development Agency, Southern Container Corp.,
  Variable Rate Weekly Demand Note, 4.15%, 8/01/07* ............................  1,500,000          SSC             1,500,000
Port Authority of New York & New Jersey, Tax Exempt Commercial Paper:
  3.65%, 10/21/97 ..............................................................  1,000,000          A1+             1,000,000
  3.65%, 12/15/97 ..............................................................  1,340,000          A1+             1,340,000
Rochester, NY, Bond Anticipation Note, Series 111, 1996, 4.5%, 10/30/97 ........  1,000,000          SSC             1,000,574
Schenectady, NY, 3.85%, 6/01/09* ...............................................  2,070,000          P1              2,070,000
Seneca County, NY, Industrial Development Agency, 1991 Civic Facility, New York
  Chiropractic College, Weekly Demand Bond, 4%, 10/01/21* ......................    500,000          A1+               500,000
Triborough Bridge and Tunnel Authority, NY, Special Obligation, Variable Rate
  Demand Bonds, 4.05%, 1/01/24 (c)* ............................................  3,000,000          VMIG1           3,000,000
Tuxedo Park, NY, Bond Anticipation Note, Series 1996 B, 4.25%, 12/18/97 ........  1,611,000          SSC             1,612,990
Ulster County, NY, Bond Anticipation Note, 4.5%, 5/15/98 .......................  1,908,000          SSC             1,912,537
West Babylon Union Free School District, NY, Tax Anticipation Note, 4.25%,
  6/25/98 ......................................................................  1,500,000          SSC             1,503,161
------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $56,331,394)                                                                      56,331,394
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $56,331,394) (a)                                                          56,331,394
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder New York Tax Free Money Fund

--------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $56,331,394.

  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder (SS&C) have been determined to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder New York Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (identified cost $56,331,394) ..............         $  56,331,394
                 Cash .............................................................                41,090
                 Receivable on investments sold ...................................               250,405
                 Interest receivable ..............................................               376,912
                 Receivable on Fund shares sold ...................................               167,901
                 Reimbursement from Adviser .......................................                69,519
                 Other assets .....................................................                 1,565
                                                                                            ----------------
                 Total assets .....................................................            57,238,786
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .................................               140,053
                 Dividends payable ................................................                18,299
                 Accrued management fee ...........................................                82,275
                 Other payables and accrued expenses ..............................                36,192
                                                                                            ----------------
                 Total liabilities ................................................               276,819
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  56,961,967
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net realized loss ....................................               (52,501)
                 Paid-in capital ..................................................            57,014,468
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  56,961,967
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($56,961,967 / 56,965,637 outstanding shares of beneficial
                    interest, $.01 par value, unlimited  number of shares                   ----------------
                    authorized) ...................................................                 $1.00
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                   14 - Scudder New York Tax Free Money Fund

                             Statement of Operations
                 six months ended September 30, 1997 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .........................................................         $   1,104,295
                                                                                            -----------------
                 Expenses:
                 Management fee ...................................................               149,292
                 Services to shareholders .........................................                41,717
                 Custodian and accounting fees ....................................                22,507
                 Trustees' fees and expenses ......................................                 6,954
                 Auditing .........................................................                12,267
                 Reports to shareholders ..........................................                 6,400
                 Registration fees ................................................                 2,611
                 Legal ............................................................                 2,926
                 Other ............................................................                 4,537
                                                                                            -----------------
                 Total expenses before reductions .................................               249,211
                 Expense reductions ...............................................               (69,519)
                                                                                            -----------------
                 Expenses, net ....................................................               179,692
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                            924,603
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $     924,603
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder New York Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                  Six Months
                                                                                     Ended
                                                                                 September 30,      Year Ended
                                                                                     1997           March 31,
Increase (Decrease) in Net Assets                                                 (Unaudited)          1997
---------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .......................................     $   924,603       $ 1,613,526
                                                                                ----------------  ---------------
               Distributions to shareholders from net investment income ....        (924,603)       (1,613,526)
                                                                                ----------------  ---------------
               Fund share transactions at net asset value of $1.00 per share:
               Proceeds from shares sold ...................................      28,455,439        52,781,839
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ............................         793,328         1,405,013
               Cost of shares redeemed .....................................     (31,825,452)      (53,062,079)
                                                                                ----------------  ---------------
               Net increase (decrease) in net assets from Fund share
                  transactions .............................................      (2,576,685)        1,124,773
                                                                                ----------------  ---------------
               Increase (decrease) in net assets ...........................      (2,576,685)        1,124,773
               Net assets at beginning of period ...........................      59,538,652        58,413,879
                                                                                ----------------  ---------------
               Net assets at end of period .................................     $59,961,967       $59,538,652
                                                                                ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder New York Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                       For the
                                                                                                                       Period
                                                                                                                     May 28, 1987
                        Six Months                                                                                  (commencement
                          Ended                                                                                          of
                       September 30,                                                                                  operations)
                           1997                                  Years Ended March 31,                               to March 31,
                       (Unaudited)   1997     1996     1995     1994      1993     1992     1991     1990     1989        1988
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning             --------------------------------------------------------------------------------------------------------
   of period ..........  $1.000     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000       $1.000
                         --------------------------------------------------------------------------------------------------------
Net investment
   income .............    .015       .028     .031     .025     .017     .022     .035     .046     .052     .047         .033
Distributions from
   net investment
   income .............   (.015)     (.028)   (.031)   (.025)   (.017)   (.022)   (.035)   (.046)   (.052)   (.047)       (.033)
Net asset value,         --------------------------------------------------------------------------------------------------------
   end of period ......  $1.000     $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000       $1.000
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ..    1.56**     2.85     3.18     2.57     1.75     2.22     3.55     4.69     5.33     4.78         3.33**
Ratios and Supplemental
   Data
Net assets, end of
   period
   ($ millions) .......      57         60       58       55       47       40       36       40       36       41           30
Ratio of operating
   expenses, net to
   average daily net
   assets (%) .........     .60*       .60      .60      .60      .60      .60      .60      .60      .60      .53          .50*
Ratio of operating
   expenses before
   expense reductions,
   to average daily net
   assets (%) .........     .83*       .85      .86      .89      .97      .97     1.01     1.08     1.08      .98         1.19*
Ratio of net investment
   income to average
   daily net
   assets (%) .........    3.09*      2.81     3.13     2.56     1.73     2.19     3.46     4.57     5.21     4.76         4.08*

(a) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                    17 - Scudder New York Tax Free Money Fund

            Investment Portfolio as of September 30, 1997 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.1%
New York
New York City, NY, General Obligation, Series A-4, Daily Demand Note,                                              -----------
  3.8%, 8/01/22* (Cost $200,000) ...............................................    200,000          VMIG1             200,000
                                                                                                                   -----------
Long-Term Municipal Investments 99.9%
------------------------------------------------------------------------------------------------------------------------------
New York
34th Street Partnership Inc., NY, Capital Improvement, 5.5%, 1/01/14 ...........  1,900,000          A               1,903,192
Albany County Airport Revenue:
  Series 1997, 5.375%, 12/15/17 (c) ............................................  1,000,000          AAA               984,780
  Series 1997, 5.5%, 12/15/19 (c) ..............................................  1,000,000          AAA               994,830
Albany, NY, General Obligation, 7%, 1/15/08 (c) ................................    485,000          AAA               522,486
Canandaigua, NY, School District, General Obligation:
  6.4%, 6/01/08 ................................................................    500,000          AAA               571,995
  6.5%, 6/01/11 ................................................................    550,000          AAA               637,478
Chautauqua County, NY:
  7.3%, 4/01/08 (c) ............................................................    575,000          AAA               699,413
  7.3%, 4/01/09 (c) ............................................................    575,000          AAA               703,794
  Series 1990, 7.3%, 4/01/07 (c) ...............................................    465,000          AAA               560,218
  Series 1990, 6.4%, 9/15/08 (c) ...............................................    520,000          AAA               596,466
Dutchess County, NY, Res Rec, 7.5%, 1/01/09 (c) ................................  1,000,000          AAA             1,084,730
Erie County, New York, Public Improvement General Obligation Unlimited,
  Series 1992, 6.125%, 1/15/12 (c) .............................................    590,000          AAA               661,012
Glen Cove HSB Authority, 8.25%, 10/01/26 .......................................  1,500,000          NR              1,604,580
Inverse Variable Rate Certificate Trust, Metropolitan Transit Authority,
  Series 1993 B, 5.51%, 6/30/02** ..............................................  8,000,000          NR              8,630,000
Islip New York Community Development Agency, 7.5%, 3/01/26 .....................  4,000,000          NR              4,274,680
Jamestown, New York, General Obligation:
  Series 1991 A, 7%, 3/15/07 (c) ...............................................    725,000          AAA               857,827
  Series 1991 A, 7%, 3/15/08 (c) ...............................................    600,000          AAA               714,618
Monroe County, NY, General Obligation:
  Series 1996, 6%, 6/01/06 .....................................................    500,000          AA                554,450
  Unlimited, Series 1996, 6%, 3/01/13 ..........................................  1,050,000          AA              1,165,479
  Unlimited, Series 1996, 6%, 3/01/14 ..........................................  1,040,000          AA              1,153,027
  Unlimited, Series 1996, 6%, 3/01/17 ..........................................  1,410,000          AA              1,555,949
Municipal Assistance Corp. for New York City Revenue, Series I, 6.25%, 7/01/07 .  1,575,000          AA2             1,770,662

    The accompanying notes are an integral part of the financial statements.


                       18 - Scudder New York Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Nassau County, NY, General Obligation:
  Series A, 6%, 7/01/11 ........................................................  1,000,000          AAA             1,106,920
  Series 1993G, 5.4%, 1/15/10 ..................................................  1,655,000          AAA             1,735,284
New York City Municipal Assistance Corp. NC Series 1996E, 6%, 7/01/05 ..........  2,500,000          AA              2,737,800
New York City Housing Authority, Multi-family Revenue:
  Series A, 5.35%, 7/01/07 .....................................................    500,000          A                 506,400
  Series A, 5.65%, 7/01/10 .....................................................  1,000,000          A               1,022,330
New York City Municipal Water Finance Authority, Water & Sewer System:
  Series A, 5.125%, 6/15/21 ....................................................  1,000,000          A                 951,840
  1993 Series A, 5.875%, 6/15/13 (c) ...........................................  2,750,000          AAA             3,000,030
New York City, Industrial Development Agency, Civil Facility Revenue:
  Civil Facilities, USTA National Tennis Center:
   6.1%, 11/15/04 (c) ..........................................................  1,215,000          AAA             1,330,753
   6.25%, 11/15/06 (c) .........................................................  3,000,000          AAA             3,344,910
  Japan Air Lines, Series 1996, 6%, 11/01/15 (c) ...............................  1,000,000          AAA             1,050,410
  Visy Paper Inc. Project, Series 1995, 7.95%, 1/01/28 .........................  2,250,000          NR              2,543,873
  YMCA Greater New York Project:
   Series 1997, 5.85%, 8/01/08 .................................................    600,000          BBB               632,562
   Series 1997, 6%, 8/01/06 ....................................................    580,000          BBB               618,837
   Series 1997, 5.8%, 8/01/16 ..................................................  1,000,000          BBB             1,015,350
New York City, NY, General Obligation:
  6.25%, 4/15/07 (c) ...........................................................  2,000,000          AAA             2,232,860
  7.25%, 8/15/07 ...............................................................  2,250,000          AAA             2,635,403
  6%, 4/15/09 (c) ..............................................................  2,000,000          A               2,134,460
  NC Series 1996 A, 6.25%, 8/01/09 .............................................  5,175,000          BBB             5,612,598
  Series 1994 B, 7.3%, 8/15/10 .................................................     45,000          A                  51,530
  Series 1996 A, 7%, 8/01/05 ...................................................  5,000,000          BBB             5,683,000
  Series 1996 A, 7%, 8/01/06 ...................................................  5,000,000          BBB             5,726,000
  Series B, 8.25%, 6/01/06 .....................................................  2,750,000          A               3,379,200
  Series B, 7.5%, 2/01/05 ......................................................  2,500,000          A               2,787,550
  Series E, 8%, 8/01/05 (c) ....................................................    330,000          AAA               403,333
  Series L, 5.625%, 8/01/07 ....................................................  4,000,000          A               4,182,600
New York State Dormitory Authority:
  City University NC, 5.625%, 7/01/16 ..........................................  2,750,000          BBB             2,835,278
  City University System Series 1995 A, 5.625%, 7/01/16 (c) ....................  1,100,000          AAA             1,166,352
  College and University Pooled Capital Program, 7.8%,12/01/05 (c) .............  3,220,000          AAA             3,421,958

    The accompanying notes are an integral part of the financial statements.


                       19 - Scudder New York Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Columbia University NY, Revenue, 6%, 7/01/10 .................................  1,000,000          BAA             1,065,170
  FSA Lease Revenue, 5.5%, 5/15/24 (c) .........................................  1,000,000          AAA               999,930
  Ithaca College, Series 1997, 5.25%, 7/01/26 (c) ..............................  2,000,000          AAA             1,953,420
  Nyack Hospital:
   Series 1996, 6.25%, 7/01/13 .................................................    500,000          BAA               523,220
   NC Series 1996, 6%, 7/01/06 .................................................  1,000,000          BAA             1,059,920
  Revenue:
   6.5%, 5/15/06 ...............................................................  2,000,000          BBB             2,224,240
   5.75%, 7/01/09 ..............................................................  1,000,000          AAA             1,085,430
   6.5%, 2/15/10 ...............................................................  1,500,000          A               1,690,860
   6.5%, 2/15/11 ...............................................................  1,000,000          A               1,128,230
   6%, 2/15/12                                                                    2,500,000          A               2,697,925
   Columbia University, 5%, 7/01/15 ............................................  2,500,000          AAA             2,447,975
   Mental Health Services Facilities Series 1997 B, 5.625%, 2/15/21 ............    500,000          AAA               503,935
   Mentefiore Medical Center:
     Series 1996, 6%, 8/01/08 (c) ..............................................  2,000,000          AAA             2,211,480
     Series 1996, 6%, 2/01/09 (c) ..............................................  2,000,000          AAA             2,209,640
   Mt. Sinai School of Medicine, Series B, 5.7%, 7/01/11 (c) ...................  1,825,000          AAA             1,971,584
   Pace University:
     6.5%, 7/01/08 (c) .........................................................  1,360,000          AAA             1,564,666
     6.5%, 7/01/09 (c) .........................................................    555,000          AAA               641,652
   Rochester Institute of Technology, 5.25%, 7/01/22 (c) .......................  1,925,000          AAA             1,880,513
   Saint Josephs Hospital, Series 1997, 5.25%, 7/01/18 (c) .....................  1,000,000          AAA               980,110
   State University Educational Facility:
     Series A, 7.125%, 5/15/09 .................................................     25,000          BBB                26,493
     Series A, 5.875%, 5/15/11 .................................................  2,250,000          BBB             2,415,015
   Upstate Community College, 5.8%, 7/01/06 ....................................  1,075,000          BBB             1,143,101
  State University Series 1993 A, 5.875%, 5/15/11 (c) ..........................    380,000          AAA               415,697
New York State Environmental Facilities Corporation:
  NC Series 1994, 5.75%, 6/15/10 ...............................................  1,750,000          AA              1,879,028
  State Water Revolving Fund, Series D, 6.9%, 5/15/15 ..........................  1,655,000          AAA             1,901,297
  Special Obligation Revenue, Riverbank State Park:
   Series 1996, 6.25%, 4/01/07 .................................................  2,055,000          AAA             2,305,237
   Series 1996, 6.25%, 4/01/08 .................................................  2,185,000          AAA             2,463,216
New York State Health Facilities Authority, 6.375%, 11/01/04 ...................  2,000,000          BBB             2,189,740
New York State Medical Care Facilities Finance Agency, Mental Health Center,
  Series A, 8.875%, 8/15/07 ....................................................    160,000          BBB               163,877

    The accompanying notes are an integral part of the financial statements.


                       20 - Scudder New York Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York State Mortgage Agency Revenue:
  Homeowner Mortgage, Series FF, 7.95%, 10/01/14 ...............................    250,000          AA                255,495
  Series 1994, 6.8%, 10/01/05 ..................................................  1,000,000          AA              1,060,680
New York State Throughway Authority General Revenue, Capital Appreciation
  Special Obligation, Series 1991 A, 1/01/06 ...................................  2,905,000          NR              1,927,932
New York State Urban Development Corp. Revenue:
  5.7%, 4/01/09 ................................................................  4,250,000          AAA             4,604,663
  5.5%, 1/01/14 ................................................................  2,000,000          AAA             2,101,080
  Correctional Capital Facilities, NC Series 95, 5.375%, 1/01/15 (c) ...........  2,000,000          AAA             2,011,580
  Series 1996 A, 6.25%, 4/01/05 (c) ............................................  1,375,000          AAA             1,521,259
Niagara County, NY, General Obligation, 7.1%, 2/15/11 (c) ......................    500,000          AAA               607,510
Niagara Falls, NY, Water Treatment Plant:
  7%, 11/01/03 (c) .............................................................  2,260,000          AAA             2,568,061
  8.5%, 11/01/05 (c) ...........................................................  2,140,000          AAA             2,685,786
  8.5%, 11/01/06 (c) ...........................................................  1,240,000          AAA             1,582,476
Orange County, NY, Series 1997, 5.125%, 9/01/14 ................................  2,000,000          AA2             1,998,340
Oswego County, NY, General Obligation, Series 1991, 6.7%, 6/15/12 ..............  1,100,000          A               1,291,741
Port Authority of New York & New Jersey:
  Special Obligation Revenue, JFK International Air Terminal:
   6.25%, 12/01/10 (c) .........................................................  2,500,000          AAA             2,808,925
   6.25%, 12/01/11 (c) .........................................................  2,500,000          AAA             2,811,625
  Split Amount NC Series 1996, 7%, 10/01/07 ....................................  3,500,000          NR              3,919,825
Shenendehowa Central School District, NY, Clifton Park:
  6.85%, 6/15/08 (c) ...........................................................    350,000          AAA               414,341
  6.85%, 6/15/09 (c) ...........................................................    350,000          AAA               416,441
Suffolk County, NY, Industrial Development Agency, Southwest Sewer System,
  6%, 2/01/07 (c) ..............................................................    500,000          AAA               548,235
Troy, New York, Municipal Assistance Corporation:
  Series 1996 A, 1/15/07 (c) ...................................................    650,000          AAA               422,897
  Series 1996 A, 7/15/07 (c) ...................................................    650,000          AAA               413,231
  Series 1996 A, 1/15/08 (c) ...................................................    750,000          AAA               461,243
  Series 1996 A, 1/15/09 (c) ...................................................    650,000          AAA               376,701
  Series 1996 A, 7/15/09 (c) ...................................................    350,000          AAA               197,999
  Series 1996 A, 7/15/10 (c) ...................................................    600,000          AAA               319,404
  Series 1996 A, 5%, 1/15/16 (c) ...............................................    500,000          AAA               479,700
  Series 1996 A, 5%, 1/15/22 (c) ...............................................  2,130,000          AAA             2,029,123

    The accompanying notes are an integral part of the financial statements.


                       21 - Scudder New York Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)      Rating (b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Valley Central School District, Montgomery, NY, 7.15%, 6/15/08 (c) .............    625,000          AAA               754,388
Virgin Islands
Virgin Islands Public Finance Authority, General Obligation, Mortgage Fund Loan
  Notes, Series 1992 A, 7%, 10/01/02 ...........................................    500,000          BBB               548,175
Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/01/06 .................  1,410,000          NR              1,547,428
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $171,122,583)                                                          182,479,972
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $171,322,583) (a)                                                       182,679,972
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $171,325,955. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $11,354,017. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $11,359,558 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,541.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, CAPMAC, FGIC, FSA, FHA, MBIA/BIG, or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1997.

Transactions in written call options on interest rate futures for the six months ended September 30, 1997 were as follows:

                                           Number of Contracts      Premiums Received ($)
                                           -------------------      ---------------------
      Outstanding at March 31, 1997 ......            --                        --
      Contracts written ..................           100                    39,925
      Contracts closed ...................          (100)                  (39,925)
      -----------------------------------------------------------------------------------
      Outstanding at September 30, 1997 ..            --                        --

    The accompanying notes are an integral part of the financial statements.


                       22 - Scudder New York Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                      as of September 30, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $171,322,583) ................     $ 182,679,972
                 Cash .................................................................            56,219
                 Receivable for investments sold ......................................         2,528,970
                 Interest receivable ..................................................         3,018,122
                 Receivable on Fund shares sold .......................................            14,874
                 Other assets .........................................................             6,163
                                                                                            ----------------
                 Total assets .........................................................       188,304,320
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ....................................................           246,696
                 Payable for Fund shares redeemed .....................................           338,786
                 Accrued management fee ...............................................            95,803
                 Other payables and accrued expenses ..................................            64,468
                                                                                            ----------------
                 Total liabilities ....................................................           745,753
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 187,558,567
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation on investments ...............................        11,357,389
                 Accumulated net realized loss ........................................        (6,832,598)
                 Paid-in capital ......................................................       183,033,776
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 187,558,567
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($187,558,567 / 16,834,227 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares authorized) ..            $11.14

    The accompanying notes are an integral part of the financial statements.


                       23 - Scudder New York Tax Free Fund

                             Statement of Operations
                 six months ended September 30, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................         5,126,514
                                                                                            -----------------
                 Expenses:
                 Management fee .......................................................           575,991
                 Services to shareholders .............................................            88,889
                 Custodian and accounting fees ........................................            48,609
                 Trustees' fees and expenses ..........................................            10,407
                 Auditing .............................................................            17,931
                 Reports to shareholders ..............................................            17,692
                 Legal ................................................................             2,479
                 Registration fees ....................................................             5,994
                 Other ................................................................             8,613
                                                                                            -----------------
                                                                                                  776,605
                 ---------------------------------------------------------------------------------------------
                 Net investment income ................................................         4,349,909
                 ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................           433,412
                 Futures ..............................................................           (23,750)
                 Options ..............................................................            (9,050)
                                                                                            -----------------
                                                                                                  400,612
                 Net unrealized appreciation during the period on investments .........         8,151,364
                ---------------------------------------------------------------------------------------------
                 Net gain on investments                                                        8,551,976
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  12,901,885
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       24 - Scudder New York Tax Free Fund

                       Statements of Changes in Net Assets

                                                                             Six Months
                                                                                Ended
                                                                             September 30,      Year Ended
                                                                                 1997           March 31,
Increase (Decrease) in Net Assets                                             (Unaudited)          1997
---------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .....................................  $   4,349,909     $   9,246,365
               Net realized gains (loss) from investment transactions ....        400,612         1,006,614
               Net unrealized appreciation (depreciation) on investment
                  transactions ...........................................      8,151,364        (1,348,644)
                                                                            ----------------  ---------------
               Net increase in net assets resulting from operations ......     12,901,885         8,904,335
                                                                            ----------------  ---------------
               Distributions to shareholders from net investment income ..     (4,349,909)       (9,246,365)
                                                                            ----------------  ---------------
               Distributions to shareholders from net realized gains .....             --          (174,661)
                                                                            ----------------  ---------------
               Fund share transactions:
               Proceeds from shares sold .................................     19,580,751        29,307,330
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................      2,816,330         6,202,562
               Cost of shares redeemed ...................................    (24,037,647)      (45,999,331)
                                                                            ----------------  ---------------
               Net decrease in net assets from Fund share transactions ...     (1,640,566)      (10,489,439)
                                                                            ----------------  ---------------
               Decrease in net assets ....................................      6,911,410       (11,006,130)
               Net assets at beginning of period .........................    180,647,157       191,653,287
                                                                            ----------------  ---------------
               Net assets at end of period ...............................  $ 187,558,567     $ 180,647,157
                                                                            ----------------  ---------------
Other Information
---------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period .................     16,986,861        17,964,551
                                                                            ----------------  ---------------
               Shares sold ...............................................      1,792,960         2,742,130
               Shares issued to shareholders in reinvestment of
                  distributions ..........................................        257,082           580,341
               Shares redeemed ...........................................     (2,202,676)       (4,300,161)
                                                                            ----------------  ---------------
               Net decrease in Fund shares ...............................       (152,634)         (977,690)
                                                                            ----------------  ---------------
               Shares outstanding at end of period .......................     16,834,227        16,986,861
                                                                            ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                       25 - Scudder New York Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                               Six Months
                                 Ended
                             September 30,
                                  1997                                      Years Ended March 31,
                              (Unaudited)    1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning       ---------------------------------------------------------------------------------------------------
   of period ..................  $10.63     $10.67   $10.38   $10.32   $11.40   $10.98   $10.73   $10.60   $10.53   $10.39   $11.43
                                 ---------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income .........     .26        .53      .53      .52      .54      .61      .65      .67      .69      .72      .73
Net realized and unrealized
   gain (loss) on investment
   transactions ...............     .51       (.03)     .29      .11     (.35)    1.03      .50      .13      .16      .14     (.84)
                                 ---------------------------------------------------------------------------------------------------
Total from investment
   operations .................     .77        .50      .82      .63      .19     1.64     1.15      .80      .85      .86     (.11)
                                 ---------------------------------------------------------------------------------------------------
Less distributions:
From net investment income ....    (.26)      (.53)    (.53)    (.52)    (.54)    (.61)    (.65)    (.67)    (.69)    (.72)    (.73)
From paid-in capital ..........      --         --       --       --       --       --       --       --     (.08)      --       --
From net realized gains .......      --       (.01)      --       --     (.67)    (.61)    (.25)      --     (.01)      --     (.20)
In excess of net realized
   gains ......................      --         --       --     (.05)    (.06)      --       --       --       --       --       --
                                 ---------------------------------------------------------------------------------------------------
Total distributions ...........    (.26)      (.54)    (.53)    (.57)   (1.27)   (1.22)    (.90)    (.67)    (.78)    (.72)    (.93)
                                 ---------------------------------------------------------------------------------------------------
Net asset value, end of          ---------------------------------------------------------------------------------------------------
   period .....................  $11.14     $10.63   $10.67   $10.38   $10.32   $11.40   $10.98   $10.73   $10.60   $10.53   $10.39
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..............    7.29**     4.76     7.95     6.39     1.31    15.60    11.11     7.79     8.18     8.55     (.61)
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...............     188        181      192      194      207      201      159      142      132      123      116
Ratio of operating expenses
   to average daily net
   assets (%) .................     .84*       .83      .82      .82      .82      .82      .87      .91      .89      .89      .95
Ratio of net investment
   income to average daily
   net assets (%) .............    4.72*      4.95     4.91     5.13     4.80     5.36     5.96     6.29     6.39     6.89     7.05
Portfolio turnover rate (%) ...   28.13*     71.03     80.5     83.8    158.0    201.4    168.2    224.9    114.3    132.1     44.2

*  Annualized
** Not annualized


                       26 - Scudder New York Tax Free Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder New York Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and Scudder New York Tax Free Fund ("Tax Free Fund"), a diversified fund, are two series of Scudder State Tax Free Trust (the "Trust"). The Trust, currently consisting of six separate series, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with original maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1997, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio. Additionally, during the six months ended September 30, 1997, the Tax Free Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of


                    27 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund
time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the six months ended September 30, 1997, the Tax Free Fund purchased call options on interest rate futures to manage the duration of the portfolio. In addition, during the period the Tax Free Fund wrote call options on interest rate futures as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

At March 31, 1997, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $53,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($1,000), March 31, 2001 ($2,000), March 31, 2002 ($4,000), March
31, 2003 ($43,000), and March 31, 2004 ($3,000), the respective expiration dates, whichever occurs first.

At March 31, 1997, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $6,304,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($3,924,000) and March 31, 2004 ($2,380,000), the
respective expiration dates, whichever occurs first.


                    28 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in futures contracts.

As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1997, purchases and sales of long-term municipal securities aggregated $29,995,083 and $25,101,974, respectively, for Tax Free Fund.

The aggregate face value of futures contracts both opened and closed during the six months ended September 30, 1997 amounted to $13,855,850 and $13,855,850, respectively, for Tax Free Fund.

                               C. Related Parties

Each Fund has entered into an Investment Advisory Agreement (each an "Agreement" and collectively the "Agreements") with Scudder, Stevens & Clark, Inc. (the "Adviser"), under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The annual rate is 0.50% of the average daily net assets of Tax Free Money Fund and 0.625% of the first $200,000,000 of the average daily net assets, and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund. As manager of the assets of Tax Free Money Fund and Tax Free Fund, the Adviser directs the investments of Tax Free Money Fund and Tax Free Fund in accordance with the investment objectives, policies, and restrictions of each Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. For the six months ended September 30, 1997, the fee for Tax Free Fund pursuant to the Agreement amounted to $575,991, which was equivalent to an annual effective rate of 0.625% of the Fund's average daily net assets.


                    29 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1998 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than 0.60% of average daily net assets. For the six months ended September 30, 1997, the Adviser did not impose a portion of its fee amounting to $69,519, and the portion imposed amounted to $79,773.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Tax Free Money Fund and Tax Free Fund. For the six months ended September 30, 1997, SFAC imposed fees amounting to $15,000 and $26,011 of which $2,500 and $4,371 are unpaid at September 30, 1997 for the Tax Free Money Fund and Tax Free Fund, respectively.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1997, $29,027 and $61,555 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $4,740 and $11,321 were unpaid at September 30, 1997, respectively.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, allocated equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1997, Trustees' fees aggregated $6,954 and $10,407 for both the Tax Free Money Fund and Tax Free Fund, respectively.


                    30 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.



                   31 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                              Officers and Trustees


David S. Lee*
President and Trustee


Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics; President,
Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer



                         *Scudder, Stevens & Clark, Inc.


                   32 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                   33 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                   34 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                   35 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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